INVESTOR PRESENTATION April 2021

Investor Presentation – April 2021 FORWARD-LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operations uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use Of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2

Investor Presentation – April 2021 60+ Year Tradition of Growth and Innovation COMPANY SNAPSHOT Operations in 23 U.S. States, Canada, and China Company Statistics 1959 Founded $2.0B Market Cap 1 Elkhart, IN Headquarters ~8,800 Team Members Market Leader with a Focus on Delivering High-Quality, Reliable Products and Solutions 2020 Financial Highlights: 1 As of 3/31/2021 | 2 Includes pro forma acquisition adjustments | 3 Operating Cash Flow less Capex | 4 As defined by credit agreement 3 Operating Cash Flow $160MM $326MM Net Sales $2.5B Net Leverage 4 2.44x Liquidity $315MM Free Cash Flow 3 $128MM Key component manufacturer and supplier to the Leisure & Lifestyle and Housing & Industrial Markets PF Adjusted EBITDA 2

Investor Presentation – April 2021 RV 56% Marine 14% MH 17% Industrial 13% RV 73% Marine 2% MH 14% Industrial 11% DIVERSIFIED MARKET PLATFORM 4 2015 2020 End Market Evolution 1 Patrick is a major manufacturer and distributor of component products serving the Leisure & Lifestyle and Housing & Industrial markets, as well as Aftermarket services within the markets it serves Leisure & Lifestyle Housing & Industrial 1 Based on FYE net sales by end market 2015 Net Sales: $920MM / Adj. EBITDA (%): 9.9% 2020 Net Sales: $2.5B / PF Adj. EBITDA (%): 13.1% Improved Diversification

LEADING MARKET POSITION IN KEY PRODUCT CATEGORIES

Patrick is a leading player in the Leisure & Lifestyle, and Housing & Industrial markets

Despite the Company's leading position, highly fragmented markets provide ample room for organic growth, including in the industrial market, which is very large and provides significant opportunities

Leisure & Lifestyle

RV

- Segmented industry based on proximity to customer locations
- Closest competitors have a fraction of Patrick's sales and are generally local or regional

RV Market Share


39%
61%
Patrick
Competitors

Marine

- Ability to leverage Patrick business model to further grow market share
- The Company has increased its focus and expanded its presence in this market through recent acquisitions, particularly within the last three years

Marine Market Share


21%
79%
Patrick
Competitors

Housing & Industrial

MH

- Multiple products across the value chain allow good, better and best offering
- Leverage current product offering capabilities to grow content per unit

MH Market Share


41%
59%
Patrick
Competitors

Industrial

- Large opportunity for market share gain
- Addressable market opportunities in residential (both single and multi-family), commercial high rise, big box retail, office furniture and hospitality/ schools
- Many of the core manufacturing markets are categorized by a more performance-than-price driven customer base, which allows the Company to continue to diversify its base

Source: Company Estimates

Investor Presentation – April 2021

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PATRICK INDUSTRIES, INC.

Investor Presentation – April 2021 LEISURE & LIFESTYLE OVERVIEW (70% OF FY 2020 SALES) 6 End Market Product Categories:  New buyer traffic and activity remains strong  Inventories at historic lows with retails sales outpacing wholesale shipments  Increasing OEM backlogs  Completed 12 marine acquisitions since 2018  Completed 6 RV acquisitions since 2018 Highlights: Source: RVIA 2019 Industry Profile (travel trailer ASP stat includes camping trailers and truck campers), NMMA 2019 Statistical Abstracts Towable Shipments: 89% Wholesale | 64% Retail Value Motorized Shipments: 11% Wholesale | 36% Retail Value Travel Trailer | ASP: $25,300 Fifth Wheel | ASP: $55,200 Class A | ASP: $214,000 Class B & C | ASP: $95,800 Pontoon Ski & Wake Fiberglass Aluminum ASP: $44,300 | 27% of Market ASP: $111,000 | 5% of Market ASP: $81,300 | 39% of Market ASP: $26,500 | 29% of Market RV Product Categories Marine Product Categories Strategic Investment $600 million invested towards strategic acquisitions since 2018 $57.5 million invested in capacity expansion, cost reduction and new product development to enhance organic growth since 2018 $1.7 Billion of 2020 Net Sales 20% FY 2015 – 2020 CAGR End Market Statistics

Investor Presentation – April 2021 $111 $179 $538 $1,253 $1,696 $2,098 2015 2016 2017 2018 2019 2020 Content Per Unit ($) Potential Content Per Unit ($) LEISURE & LIFESTYLE OVERVIEW – MARINE 7  Fully integrated into manufacturers’ design process  Highly engineered and specialized products lead to high switching costs for the OEMs  Geographically situated to provide JIT inventory management to OEMs  Array of brands and capabilities allows Patrick to provide good, better and best options Fiberglass and Plastic Thermoformed Helm Systems Wiring and Wire Harnesses Electrical Systems and Components Fabricated Aluminum and Steel Components $20 $36 $112 $274 $329 $339 2015 2016 2017 2018 2019 2020 Key Customers Competitive Advantage Key Product Categories Marine Net Sales Content Per Unit Addressable Market: ~$2.0 billion | Potential Content per Unit: $9,400 $9,400 Accessory / Aftermarket Products Boat Covers, Towers, Tops and Frames Anchoring, Docking and Boarding ($ in millions)

Investor Presentation – April 2021 $1,789 $2,039 $2,234 $2,965 $3,170 $3,235 2015 2016 2017 2018 2019 2020 Content Per Unit ($) Potential Content Per Unit ($) Content Per Unit $670 $879 $1,128 $1,437 $1,287 $1,392 2015 2016 2017 2018 2019 2020 LEISURE & LIFESTYLE OVERVIEW – RV 8  Largest OEMs rely on Patrick for high degree of content  Geographically situated to provide JIT inventory management to OEMs  Array of brands and capabilities allows Patrick to provide good, better and best options  Breadth of offering allows Patrick to provide packaged solutions that competitors cannot  Minimal customer concentration risk due to deep relationships with the large OEMs’ brands, which make purchasing decisions independently Vinyl and Paper Laminated Products Surface, Granite and Quartz Countertops Vinyl, Paper and Hardwood Moldings Fiberglass Caps, Showers and Tubs Cabinet Doors Small Plastic Components Addressable Market: ~$4.0 billion | Potential Content per Unit: $8,000 $8,000 Key Customers Competitive Advantage Key Product Categories Accessory / Aftermarket Products RV Net Sales ($ in millions)

Investor Presentation – April 2021 A wide range of components related to residential housing, commercial and institutional markets Residential Housing Commercial Construction Fixtures Furniture Single-Section Homes Multi-Section Homes ASP: $52,400 | 47% of Market ASP: $99,500 | 53% of Market HOUSING & INDUSTRIAL OVERVIEW (30% OF FY 2020 SALES) 9 End Market Product Categories:  Limited availability of housing and attractive financing rates are positive indicators for growth  Increase of MH production rates post-COVID and end of labor constraints  Demand from big box retailers remains as homeowners continue spending on home upgrades  4 Acquisitions since 2018 Highlights: Source: MHI / IBTS Manufactured Housing Product Categories Industrial Product Categories Strategic Investment $118 million invested towards strategic acquisitions since 2018 $14.2 million invested in capacity expansion, cost reduction and new product development to enhance organic growth since 2018 $756 Million of 2020 Net Sales 27% FY 2015 – 2020 CAGR End Market Statistics

Investor Presentation – April 2021 $1,825 $1,966 $2,289 $2,849 $4,616 $4,580 2015 2016 2017 2018 2019 2020 Content Per Unit ($) Potential Content Per Unit ($) $128 $159 $208 $275 $437 $432 2015 2016 2017 2018 2019 2020 HOUSING & INDUSTRIAL OVERVIEW – MANUFACTURED HOUSING 10  Capable of leveraging production capabilities in other end markets to produce products for MH  Buyer power allows Patrick to be a low cost supplier of multiple products  Full range of product offerings allows Patrick to supply across the entire value chain  Nationwide manufacturing and distribution footprint allows Patrick to provide products to entire U.S. more efficiently than other competitors Pre-finished Wall and Ceiling Panels Drywall Finishing Products Flooring Roofing and Siding Venting Lighting Addressable Market: ~$1.05 billion | Potential Content per Unit: $11,000 $11,000 Competitive Advantage Key CustomersMH Net Sales Content Per Unit Key Product Categories Aftermarket Products ($ in millions)

HOUSING & INDUSTRIAL OVERVIEW – INDUSTRIAL

Industrial Net Sales


($ in millions)
CAGR: 25.8%
$102
$148
$188
$280
$285
$323
2015
2016
2017
2018
2019
2020

Key Customers

Lowe's, KB Home, The Home Depot, Shyft Group, Menards, Utilimaster

Competitive Advantage

- ✓ Existing capabilities and capacity allow for manufacturing with minimal marginal fixed costs
- ✓ Number of facilities and geographic reach create ability to flex offerings opportunistically
- ✓ Full range of product offerings allows Patrick to supply across the entire value chain
- ✓ Diverse manufacturing capabilities allow Patrick to serve as a **"one stop shop" for customers**

Net Sales Breakdown


40%
60%
Residential
Commercial & Institutional Fixtures

Key Aftermarket Categories

Kitchen Cabinets, Countertops & Components



Store Fixtures & Commercial Furnishings



Office & Household Furniture



Slotwall



Wardrobe Doors & Mirrors



Fabricated Aluminum & Steel Components



Electronics



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PATRICK INDUSTRIES, INC.

Investor Presentation – April 2021 CREDIT HIGHLIGHTS

Investor Presentation – April 2021 KEY CREDIT HIGHLIGHTS Driving Confidence in Financial Performance Experienced Management Team Robust and Growing Free Cash Flow Generation Well Positioned for Long-term Stable Growth Prudent Capital Allocation and Conservative Leverage Nimble Platform Allows for Successful Navigation Through Economic Distress Favorable Demographic Trends 13 Strong Trajectory of Net Sales and EBITDA Growth Deep and Long- standing Customer Relationships Successful Strategic Investment Followed by Continued Organic Growth

Investor Presentation – April 2021 STRONG TRAJECTORY OF NET SALES AND EBITDA GROWTH o 2020 Sales reflect: o RV and Marine growth driven by outdoor recreation trends, accelerated by pandemic and need for channel inventory replenishment o Industrial and MH growth driven by shift from urban to suburban markets o Production disruptions related to COVID-19 in Q2’20 o Significant resurgence of consumer demand across end markets in the second half of the year Net Sales Growth ($MM) 14 $91 $123 $166 $248 $240 $326 10% 10% 10% 11% 10% 13% 2015 2016 2017 2018 2019 2020 Adj. EBITDA % Margin o 2020 Adj. EBITDA reflects: o Patrick’s efficient and flexible platform leveraging fixed costs o Gains related to synergies from acquired businesses o Critical cost reduction actions that were taken by management in order to get through the height of the pandemic o Offsets by wage pressure from tight labor market as well as increased warehouse and delivery spend $920 $1,222 $1,636 $2,263 $2,337 $2,487 2015 2016 2017 2018 2019 2020 Sales 1 2020 EBITDA includes pro forma acquisition adjustments Adj. EBITDA ($MM) 1

Investor Presentation – April 2021 $9 $18 $31 $49 $65 $91 $123 $166 $248 $240 $326 $7 $9 $13 $14 $40 $59 $82 $77 $166 $165 $128 88% 66% 67% 46% 71% 73% 79% 60% 81% 80% 49% 3.4x 1.6x 1.3x 1.1x 1.5x 2.2x 2.2x 2.1x 2.6x 2.4x 2.4x 0% 20% 40% 60% 80% 100% $0 $50 $100 $150 $200 $250 $300 $350 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Adj. EBITDA Free Cash Flow Cash Flow Conversion Total Leverage (Net) ROBUST AND GROWING FREE CASH FLOW GENERATION 1 Pro Forma Adj. EBITDA shown for 2020 | 2 Free Cash Flow defined as Cash Flow from Operations less Capex | 3 Cash Flow conversion defined as Cash Flow from Ops. divided by Adj. EBITDA $6 $11 $18 $30 $21 $28 $2 $4 $4 $4 $7 $4 $8 $15 $22 $34 $28 $32 2015 2016 2017 2018 2019 2020 Growth Capex Maintenance Capex Generated $676 million in free cash flow from 2015 – 2020  Cash Flow conversion average of ~70% from FY18 – FY20  Low required annual maintenance capex  ~$5MM Maintenance vs. ~$31MM average total capex over FY18 – FY20  Low fixed cost requirements  Counter-cyclical working capital needs  2020 dip in Cash Flow conversion due to increases in receivables and inventory Historical Free Cash Flow Generation Maintenance & Total CapExStrong Free Cash Flow ($ in millions) ($ in millions) 21 15 3

Investor Presentation – April 2021 PRUDENT CAPITAL ALLOCATION AND CONSERVATIVE LEVERAGE 16 o Patrick’s capital allocation strategy is centered around the utilization of strong cash flows, a disciplined leverage position, and capital resources to grow and reinvest in the business model o The Company has historically prioritized acquisition spending as a vehicle to grow along-side its organic growth achievements, spending an average of $186 million per year on acquisitions since 2014 ‒ Cost structure is not capex intensive, and requires a minimal amount of annual maintenance capex Ability to Successfully Integrate Strategic Acquisitions has Helped Drive Increased Cash Flow Generation $108 $72 $140 $139 $252 $343 $56 $306 $46 $67 $97 $100 $200 $192 $160 $0 $100 $200 $300 $400 $500 2014 2015 2016 2017 2018 2019 2020 Capex Share Repurchases Dividends Acquisitions Operating Cash Flow Leverage: 1.5x Liquidity: $63MM Leverage: 2.2x Liquidity: $160MM Leverage: 2.2x Liquidity: $174MM Leverage: 2.1x Liquidity: $163MM Leverage: 2.7x Liquidity: $412MM Leverage: 2.9x Liquidity: $551MM Leverage: 2.6x Liquidity: $315MM ($ in millions) Liquidity defined as Revolver availability (net of outstanding Letters of Credit) plus Cash and Cash Equivalents

Investor Presentation – April 2021 $819 $1,130 $1,526 $2,014 $2,329 $2,405 $101 $92 $110 $249 $8 $82 $920 $1,222 $1,636 $2,263 $2,337 $2,487 2015 2016 2017 2018 2019 2020 Organic Revenue Acquired Revenue SUCCESSFUL STRATEGIC INVESTMENT FOLLOWED BY CONTINUED ORGANIC GROWTH 17 1 Defined as net sales of acquired companies post transaction Prudent and Proven Acquisition Strategy 2015 2016 2017 2018 2019 2020 Leisure Product Enterprises History of successfully integrating acquisitions with average IRR of 20 – 25% per acquisition and averaged annualized acquired net sales of ~$292MM since 2018  Key Product Category  Strong Leadership Team  Executable Cost and Revenue Synergies  Market Leadership  Geographic / Market Expansion  Strong Cultural Fit Strategic Acquisition Criteria 2021 1

DEEP AND LONG-STANDING CUSTOMER RELATIONSHIPS

Customer Relationship Overview

- Patrick's long relationships, size, scale and JIT inventory make the Company an integrated part of their customers' production processes
- In the RV market, Patrick is the largest supplier to both Thor and Forest River
  - Decentralized purchasing decisions at the brand/manufacturing facility level
  - Highly diversified purchasing points
    - 300+ purchasing points at Thor
    - 150+ purchasing points at Forest River
    - 90+ purchasing points at Winnebago
- Products sold to marine customers are more engineered and customer specific, therefore making those relationships "stickier"
  - Integrated design allows products to be incorporated at the initial phase
- The average customer relationship tenor of Patrick's major customers is over 25 years

Patrick Major Customers

Customer	Total # of Brands	Approx. # of Facilities	Tenor of Relationship[1]
Thor	21	335	30+
Forest River	46	150	30+
Winnebago	4	92	30+
Skyline Champion	14	38	30+
Clayton Homes	11	40	30+
White River	10	2	30+
Brunswick	49	50*	30+
Cavco Industries, Inc.	9	25	30+
REV Vehicles for life	29	35	30+
Polaris	39	25	10+
MasterCraft	4	3	20+
Malibu Boats	4	5	10+
Total	240	750	

[1] Tenor includes relationship of predecessor companies prior to being acquired
* Boat and marine engine segments only

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PATRICK INDUSTRIES, INC.

Investor Presentation – April 2021 FAVORABLE DEMOGRAPHIC TRENDS 36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 US population age 35-44 (000's) Source: Euromonitor & RVIA Key population demographic returned to growth after a 14 year decline Key population demographic begins to decline o Patrick’s target demographic, U.S. consumers age 35 – 44, represents the largest purchasers in the RV, Marine, and Manufactured Housing markets o This key demographic is just beginning to accumulate wealth o This group of consumers began growing in 2017, indicating future potential growth in all end markets US Population age 35 – 44 Commentary 19

NIMBLE PLATFORM ALLOWS FOR SUCCESSFUL NAVIGATION THROUGH ECONOMIC DISTRESS

Key Messages

1. Flexible, high variable cost business model
2. Leadership team with deep industry experience
3. Uniquely positioned for near- and long-term shift toward outdoor activities
4. Disciplined cost management; eliminated $35M of annualized fixed overhead and admin costs in Q2 2020
5. Strong balance sheet

Downturn Playbook

Flexible Business Model

- High variable cost model
- Flexible manufacturing process
- Can adjust output quickly based on capacities and demand
- Geographically diverse
- Non-capital-intensive businesses
- Flexible working capital

Cost Containment Actions Taken

- ✓ Voluntary wage reductions at Executive Level
- ✓ Wage reductions for salaried team members
- ✓ Furlough of members that were impacted by suspension of operations
- ✓ Stopped all non-essential hiring
- ✓ Prioritized critical maintenance capital expenditures
- ✓ Aggressive reduction of working capital

Additional Levers Available

- Further wage reductions
- Facility consolidations
- Divestiture of facilities / brands
- Sale leasebacks
- Staggered lease terms
- Suspension of dividend

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PATRICK INDUSTRIES, INC.

Investor Presentation – April 2021 Social Governance Environmental Focused on ESG to Drive Long-term Shareholder Value INCREASED FOCUS ON ESG RESPONSIBILITIES AND BEST PRACTICES o Established transportation / resource usage program to reduce costs, fuel consumption and emissions o Building leading safety culture with continuous improvement and training o Ongoing conservation efforts to reduce waste, recycle chemicals and increase energy efficiency o Assess product suppliers for environmental & social responsibility o Support numerous charitable organizations in local communities: ‒ Elkhart Community Foundation ‒ RV industry production associate skills training program ‒ Boys & Girls Clubs in Elkhart and neighboring towns o Recruit new college graduates for 3-year IMPACT Leadership Development Program o Experienced and diverse board with an independent lead director; 67% independent members; 33% gender & ethnic diversity o Annual election of all directors o Single class voting structure o Code of Ethics and Business Conduct for all employees and directors 21

EXPERIENCED MANAGEMENT TEAM

- Average management team industry experience of ~25 years, spanning multiple economic cycles
- Senior leadership team managed the Company through the last recession and have subsequently transformed the Company
- Given deep industry experience, the management team knows which levers to pull as economic conditions change
- Proven ability to manage at scale with approximately 8,800 employees in over 200 facilities across 23 states

Seasoned Leadership

Name	Title	Years of Experience
Andy Nemeth	President & CEO	30 years
Jake Petkovich	EVP Finance, CFO & Treasurer	26 years
Jeff Rodino	EVP Sales & CSO	27 years
Kip Ellis	EVP Operations & COO	24 years

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PATRICK INDUSTRIES, INC.

Investor Presentation – April 2021 MANAGEMENT’S CONTINUED TRANSFORMATION OF PATRICK 12020 EBITDA includes pro forma acquisition adjustments | 2 Calculated as operating cash flow less capex | 3 As of 12/31/2015 and 12/31/2020 respectively Transformed through organic growth and acquisitions into a scaled and diversified value-added player across multiple end markets, positioning the Company to outperform during the cycle Gross Margin Net Sales Market Cap 3 # of Employees FCF 2 RV 73% Marine 2% MH 14% Industrial 11% 9.9% 16.5% $920MM $91MM $681MM ~3,500 $59MM 2015 + $1.6B + 200 bps + $235MM + 320 bps + $69MM Δ + $1,319MM + 5,300 RV 56% Marine 14% MH 17% Industrial 13% 13.1% 18.5% $2.5B $326MM $2.0B ~8,800 $128MM 2020 Adj. EBITDA Margin 1 Adj. EBITDA 1 23

Investor Presentation – April 2021 WELL POSITIONED FOR LONG-TERM STABLE GROWTH 24 Growth Engine Leading market position in key product categories Long-term secular growth across all end markets & favorable demographics Execute on strategic acquisitions in primary markets Geographic Expansion New product development and product line extensions Cross-pollinate sales across customers and market sectors Market Leader Industry Growth Market PresenceInnovation Strategic Acquisitions Expand into new geographic regions The tremendous brand platform, industry expertise, operating scale, deep customer relationships, and geographic reach position Patrick to outperform their end markets, generating market share gains and organic growth

Investor Presentation – April 2021 APPENDIX

NON-GAAP RECONCILIATIONS

Reconciliation of Cash Flow from Operations to Free Cash Flow

($ in millions)	Fiscal Year Ended December 31, 2015	2016	2017	2018	2019	2020
Cash Flow from Operations	$67	$97	$100	$200	$192	$160
Less: Capital Expenditures	(8)	(15)	(22)	(34)	(28)	(32)
Free Cash Flow	$59	$82	$77	$166	$165	$128

Reconciliation of Net Income to Pro Forma Adj. EBITDA

($ in millions)	Fiscal Year Ended December 31, 2015	2016	2017	2018	2019	2020
Net Income	$42	$56	$86	$120	$90	$97
+ Interest Expense	4	7	9	26	37	43
+ Income Taxes	23	28	27	32	28	33
+ Depreciation and Amortization	17	24	34	55	63	73
EBITDA	$87	$115	$156	$234	$218	$247
+ Stock Compensation	5	6	10	14	15	16
+ Other non-recurring items	0	1	(0)	0	7	7
Adj. EBITDA	$91	$123	$166	$248	$240	$270
+ Acquired EBITDA [1(i)]						32
+ Cost Savings [1(ii)]						24
Pro Forma Adj. EBITDA	$91	$123	$166	$248	$240	$326

[1] Represents estimated (i) full-year adjustments for acquired EBITDA of $32.5 million (including $2.0 *million total adjustments for Patrick's production and distribution capabilities), and* (ii) acquisition-related and other general cost-savings of $23.8 million, related to procurement, selling, general and administrative, leveraging of our scale, and, to a lesser extent, branch footprint consolidation, which we expect to realize over the next 12 months. Our ability to achieve such estimated synergies and cost-savings is subject to risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to be materially different from any results, performance or achievement expressed or implied by the estimate.

Use of Non-GAAP Financial Information

Free Cash *Flow and Earnings before interest, taxes, depreciation and amortization ("EBITDA") are* non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.

We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

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PATRICK INDUSTRIES, INC.

PATRICK PRODUCT LINES: RV EXTERIOR


Front & Rear Caps
Dash Panels
Bow Trusses
Roof Coating
Solar Panels
Exterior Speakers
Butyl & Putty Tape
LP Tanks
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Fender Skirts
Laminated Side Walls
Paint & Paint Mask
Motion Sensing Lights
LED Lighting
Lithium Batteries
StarRV

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet
- Trim Panels
- Fuel Systems
- Metal Extrusions

RV Grills & Accessories



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PATRICK INDUSTRIES, INC.

PATRICK PRODUCT LINES: RV INTERIOR



Closet & Passage Doors
Fiberglass Bath Fixtures & Shower Doors
Closet Hardware
Lighting
Microwaves
Backsplashes
Mattresses
Laminated Panels & Printed Vinyl
Electronics
Laminate & Ceramic Flooring
Vanity/Wall Mirrors
Furniture
Countertops
Cooktops
Range Hoods
Drawer Fronts & Sides
Cabinet Hardware
Slide-out Floors
Under Cabinet Lighting
Faucets & Sinks
Tile
Refrigerators
Window Trim
Slide Trim – Foam, Hardwood, Wrapped
Hardwood Accessories
Speakers

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, & Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Flooring Adhesive
- Instrument Panel
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Trim Products

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PATRICK INDUSTRIES, INC.

PATRICK PRODUCT LINES: MARINE



Wire Harnesses
Electronics
Wire Screens
Flooring / Decking
Aluminum / Plastic Fuel & Holding Tanks
Seating
Ladder
Chairs & Pedestals
Helms
Dash Assemblies



Electronics
Boat Covers, Tops, Towers & Frames
Bow Rail
Dash Assemblies
Wire Harnesses
Rub Rails
Boat Hull Design & Tooling
Aluminum / Plastic Fuel & Holding Tanks



Marine Growth:

- Wind Shields (Glass / Acrylics)
- Fuel System Related Components
- Plastic Seat Bases & Components
- Vinyls (Biminis, Covers)
- Fabricated & Extruded Aluminum
- Decking, Flooring, Carpet, Vinyls
- Gauges, Instrument Panels, Displays
- Lighting
- Steering & Throttle Controls
- Plastic Products: Boxes, Inlay Tables
- Canvas Products, Panels & Trim

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PATRICK INDUSTRIES, INC.

PATRICK PRODUCT LINES: MANUFACTURED HOUSING



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Plumbing Products
Wrapped Profile Moldings
Siding
Trusses
Ceiling Fans
Interior & Exterior Decorative Lighting Fixtures
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Water Heaters
Electronics
Printed Vinyl
Tile
Recessed Lighting
Countertops
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Under Cabinet Lighting
Cabinet Doors & Components
Microwaves

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Adhesives & Sealants
- Innovative Lighting
- Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)
- Fireplaces and Surrounds
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Solid Surface, Granite and Quartz Fab
- Flooring Adhesive
- Tables & Signs
- Roof Trusses
- Wardrobe Doors & Hardware Systems
- Closet Organizers & Shelving
- Air Handling Products
- Carpeting

Investor Presentation – April 2021 30 PATRICK INDUSTRIES, INC.